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                     [Letterhead of Arthur Andersen LLP]


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated April 19, 1999 (and to all references to our Firm) included in or made a part of this Amendment No. 2 to Registration Statement on Form S-2 (Registration Statement No. 333-84947).


                                        /s/ Arthur Andersen, LLP
                                        ------------------------

Chicago, Illinois
October 6, 1999